MainStreet Bancshares, Inc.

Nasdaq: MNSB & MNSBP

Mid Year Update 2022

MainStreet Bank

AVENU
Innovating How Money Moves

July 2022

Safe harbor

Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's (“SEC”) website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, “Risk Factors”. As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. GAAP and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

About MainStreet Bank

Bank Established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full Time Employees:	143
Assets per Employee ($MM):	$12.5
Common Stock Nasdaq Listing:	MNSB
Close Common Stock Price[1]:	$22.77
Common Shares Outstanding[1]:	7,575,484
Market Capitalization ($MM)	$172.5
Preferred Stock Nasdaq Listing:	MNSBP
Close Preferred Stock Price[1]:	$25.38


The Northern Virginia Region
Leesburg
Loudoun County
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch

1 As-Of June 30, 2022 (S&P Global Market Intelligence)

A dynamic market

The Washington D.C. metro area, and the Company's primary footprint in Northern Virginia in particular, are among the most demographically appealing areas in the entire country, bringing people and companies to the region at a very significant rate. This also makes for a dynamic banking market that has attracted many new players, both by acquisition and expansion, but still presents substantial competitive opportunities for a focused, strategically managed community bank.

Loudoun County

- #1 nationwide highest median household income since 2007
- 35% population growth between 2010 and 2020
- Almost 8% projected population growth by 2025
- Already the third most populous county in the state and the fastest growing

Prince William County

- #23 nationwide highest median household income
- 18% population growth between 2010 and 2020
- Second most populous county in Virginia and projected to be the fourth fastest growing



Leesburg
Herndon
McLean
Washington
Fairfax
Arlington

Washington D.C.

- Higher median household income than any U.S. state
- 19% population growth between 2010 and 2020

Arlington County

- #1 City for Women in Tech, *Smartasset, Feb 2021*
- #8 nationwide highest median household income
- 17% population growth between 2010 and 2020

Fairfax County

- #4 nationwide highest median household income and the second highest in Virginia behind Loudoun County
- Most populous county in Virginia (more than double the next largest county)

Washington D.C. Recent Accolades

#2 Best Cities for Women in Tech, *SmartAsset, March 2021*
#2 Best Educated Cities in America, *CNBC July 2018*
#4 Top 20 High-Tech Cities, *PC Magazine, May 2019*
#4 Top Ranked Cities for Tech Talent, *CBRE, July 2019*
#5 Best Cities in America, *Bloomberg, June 2019*
#5 Best Cities for Young Professionals, *U.S. News & World Report, January 2019*

Sources: S&P Global Market Intelligence, D.C. Chamber of Commerce, Loudoun County Department of Economic Development

Quarterly income trending nicely

- 2022 Q2 income
  - Interest income: $18.8 Million
  - Non-interest income: $1.3 Million
  - Net income: $5.93 Million

Going forward for the remainder of 2022, non-interest expense could Increase by as much as 1.0% per month, depending upon the timing and availability of employees to build out the Avenu team.



Quarterly Income ($000s)[1]
Beginning of Pandemic
Pre-Tax, Pre-Provision Income
Net Income
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2

1 Pre-Tax, Pre-Provision Income is a Non-GAAP measure.

MainStreetBancshares, Inc.

Loan yields responding to rate increases

	Tied to WSJ Prime			Tied to LIBOR			Tied to 5Y Treasury			All Loans		
	Balance ($million)	Interest Income ($million)	Weighted Avg Yield	Balance ($million)	Interest Income ($million)	Weighted Avg Yield	Balance ($million)	Interest Income ($million)	Weighted Avg Yield	Balance ($million)	Interest Income ($million)	Weighted Avg Yield
January	$442.3	$20.5	4.65%	$212.3	$6.1	2.75%	$245.9	$12	4.88%	$1,355.5	$57.6	4.25%
February	$458.9	$21.2	4.62%	$211.4	$6.1	2.78%	$253.4	$12.3	4.85%	$1,370.2	$58.9	4.30%
March	$481.3	$22.9	4.76%	$199.5	$6.0	2.92%	$272.4	$13.2	4.85%	$1,431.1	$63.4	4.43%
April	$515.6	$24.4	4.74%	$197.7	$6.3	3.11%	$264	$12.8	4.84%	$1,439.2	$64.2	4.46%
May	$520.4	$26.4	5.08%	$189.2	$6.5	3.39%	$274.4	$13.5	4.93%	$1,448	$67.5	4.66%
June	$510.9	$29.1	5.70%	$185.8	$7.2	3.82%	$281.4	$13.9	4.96%	$1,438.6	$71.3	4.96%

- weighted average rates tied to WSJ Prime and LIBOR are up 105 bp and 107 bp respectively
- weighted average rates for the portfolio are up 71 bp

Monthly Net Interest Margin continues to widen

- Net interest income has grown steadily in the last six months.
- The Bank is well positioned for rising rate environment.
  - 48% of the loan portfolio is floating rate.
  - 20% of the loan portfolio is adjustable rate.



NII / Avg Earning Assets & NIE / Avg Earning Assets 1, 2
4.90%
4.40%
3.90%
3.40%
2.90%
2.40%
1.90%
1.40%
0.90%
0.40%
3.87%
4.03%
3.96%
4.00%
4.25%
4.28%
4.67%
4.52%
4.51%
4.55%
4.76%
0.64%
0.63%
0.60%
0.59%
0.56%
0.52%
0.52%
0.61%
0.62%
0.65%
0.69%
4.07% NIM
Jul 21
Aug 21
Sep 21
Oct 21
Nov 21
Dec 21
Jan 22
Feb 22
Mar 22
Apr 22
May 22
Jun 22
NII / Avg. Earning Assets
NIE / Avg. Earning Assets

1 Month-end data annualized on a 365-day basis.
2 Yields are reported on a tax equivalent basis using the corporate tax rate of 21%.

MainStreetBancshares, Inc.

Non-interest income is trending nicely

Non-Interest Income ($000)[1]

CAGR: 30%[2]

Non-interest Income, less swap fees, is steady.

2021 was an exceptionally good year for mortgage refinance income.



$1,265.0
$1,526.8
$2,277.5
$3,238.5
$4,862.2
$7,493.6
$6,111.3
$5,535.6
2015
2016
2017
2018
2019
2020
2021
2022 LTM
Non-Interest Income (Less Swaps)
Swap Fee Income

2022 YTD Non-Interest Income

Components of 2022 YTD Non-Interest Income	($000)
Deposit Account Service Charges	$596
Bank Owned Life Insurance (BOLI)	$501
Loan Swap Fee Income	$101
Mortgage Origination Fees	$259
Other Non-Interest Income	$969
Total Non-Interest Income	**$2,426**

"Other Non-Interest Income" includes $292K in interchange fees.

1 2022 is LTM.
2 2015 to 2021 Compound Annual Growth Rate.

The Company operates efficiently

Efficiency Ratio (%)[1]


73.95
69.47
65.69
58.06
57.28
56.67
55.10
54.61
2015
2016
2017
2018
2019
2020
2021
2022

Total Equity / Tangible Assets (%)[2]


8.81
8.06
8.52
11.02
10.73
10.20
10.75
10.53
2015
2016
2017
2018
2019
2020
2021
2022

1. 2022 is Q2 Annualized.
2. Non-GAAP measure.

MainStreetBancshares, Inc.

Good returns on assets and equity



Core ROAA (%)1,2
0.50
0.75
0.72
0.97
1.19
1.05
1.32
1.36
2015
2016
2017
2018
2019
2020
2021
2022



Core ROATCE (%)1,2
4.98
8.76
8.87
10.38
10.79
11.13
13.18
14.43
2015
2016
2017
2018
2019
2020
2021
2022

1 Non-GAAP measure.
2 2022 is YTD Annualized.

Solid performance


EPS ($)[2]
0.49
0.87
0.81
1.38
1.69
1.85
2.65
2.47
2015
2016
2017
2018
2019
2020
2021
2022


TBVPCS[1] & BVPCS ($)[3]
BVPCS:
21.27
21.41
18.86
TBVPCS:
20.94
20.75
16.59
14.83
11.97
10.34
9.49
TBVPCS
BVPCS
2015
2016
2017
2018
2019
2020
2021
2022

1 Non-GAAP measure.
2 2022 is LTM.
3 Book Value diverged from Tangible Book Value in 2021.

Consistent organic balance sheet growth


Total Assets ($MM)
CAGR: 23% Lifetime[1]
May 2004 $12.5M Private Placement of Common Stock
August 2005 $12.6M Private Placement of Common Stock & Began trading on OTC Market
December 2014 $12.8M Private Placement of Common Stock
July 2016 Formed Holding Company / Began Trading on OTCQX
January 2017 $15M Sub-Debt Offering
October 2017 $18.4M Private Placement of Common Stock
August 2018 $45M Private Placement of Common Stock
April 2019 Became SEC Registrant and Began Trading on NASDAQ Capital Market
September 2020 $28.75M Depository Share Offering
April 2021 $30M Sub-Debt Offering
March 2022 $44M Sub-Debt Offering
'04 '05 '14 '16 '17 '18 '19 '20 '21 '22
$46 $83 $106 $146 $186 $236 $240 $283 $272 $277 $345 $487 $576 $808 $1,101 $1,277 $1,643 $1,647 $1,793
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

1 2004 to 2021 Compound Annual Growth Rate.

Strong deposit growth


Noninterest-Bearing Deposits ($000)
DDA CAGR: 38.0%[1]
$106,051
$171,572
$211,749
$252,707
$370,497
$530,678
$535,591
2016
2017
2018
2019
2020
2021
2022 Q2


Deposit Composition as of 6/30/2022
MMDA + Savings
26%
Transaction
36%
CDs
38%
Total
Deposits:
$1.5B

1 2015 to 2021 Compound Annual Growth Rate.

New Chief Lending Officer leading the team



Tom Floyd, Chief Lender

We promoted senior commercial lender Tom Floyd to Chief Lending Officer in May 2022.

Tom joined the Bank in 2017, and quickly grew his commercial loan portfolio. He has excellent credit skills along with strong market and management skills.

Tom has already hired 3 lenders to expand the team and he is regularly passing opportunities along to the entire team.

Loan demand was good in the first half of 2022

- $54MM in PPP payoffs in first half of 2022
- Only $4MM in PPP remaining balances
- The PPP portfolio earned $9.2 million thus far

Gross Loans Reconciliation ($MM)

Reconciliation of Gross Loans through June 30, 2022	Gross Loans	Gross Loans, less PPP
Net Loans - Beginning Balance December 31, 2021	**$1,354**	**$1,296**
+ New Loans & Advances	$319	$319
- Repayments	$243	$189
+ Deferred Loan Fees	$4	$4
Gross Loans 6/30/22	**$1,434**	**$1,430**
Gross Loans Growth	*+5.9%*	*+10.3%*
- ALLL 6/30/2022	$13	$13
- Deferred Loan Fees	$4	$4
- PPP Loans		**$4**
Net Loans - Ending Balance June 30, 2022	**$1,417**	**$1,413**

Consistent loan portfolio growth

Total Gross Loan ($MM)


CAGR: 23.7%[1]
$467.9
$660.0
$926.0
$1,040.0
$1,300.3
$1,358.9
$1,434.4
2016
2017
2018
2019
2020
2021
2022 Q2

Loan Portfolio Composition as of 6/30/22


Other
1%
Multifamily & CRE
42%
Res. Real Estate
26%
Total Loans:
$1.43B
C&I
6%
Construction
25%

1 2015 to 2021 Compound Annual Growth Rate.

MainStreetBancshares, Inc.

Investor CRE concentrations are actively managed
(Internal limit is 375%)

The Bank's lifetime performance in underwriting Investor CRE includes more than 1,000 relationships and over $2 billion in loans.

With ZERO losses to-date.


Investor CRE as a percentage of Total Capital
341.4%
367.9%
370.6%
366.1%
191.0
219.6
234.4
227.9
150.4
148.3
136.2
138.2
21Q3
21Q4
22Q1
22Q2
Construction
Non-Owner Occupied

MainStreetBancshares, Inc.

Credit Quality is actively managed

Risk Financials[1]

($000) Unless Otherwise Noted	2020	2021	Q4 2021	Q1 2022	Q2 2022
Credit Quality Ratios					
NPLs/Loans (%)[1]	0.01	0.00	0.00	0.00	0.00
NPAs/Assets (%)[1]	0.08	0.05	0.05	0.00	0.00
Non-Performing Assets					
Nonaccrual Loans	149	0	0	0	0
Restructured Loans	0	0	0	0	0
Plus: OREO	1,180	775	775	0	0
Total Non-Performing Assets	**1,329**	**775**	**775**	**0**	**0**

Loss Reserve[2]



2022
$12,982
2021
$11,697
2020
$12,877
2019
$9,584
2018
$8,831
2017
$5,705

NPAs / Assets (%)[1,2]



0.05
0.44
0.31
0.21
0.08
0.05
0.00
2016
2017
2018
2019
2020
2021
2022

ALLL / Gross Loans[1,2] (%)



Preventative Provision for Pandemic
0.85
0.86
0.95
0.92
1.16
0.90
0.91
2016
2017
2018
2019
2020
2021
2022

1 Excludes PPP Loans
2 2022 is Q2

The portfolio of hotel loans continues to strengthen

The Bank's portfolio of hotel loans are back to pre-pandemic levels for occupancy and revenue.

There are 16 relationships totaling $146.3 million in loans outstanding.

All hotel loans are performing as agreed.



Market data (STR) shows return to normalcy
Pandemic
$84.81
76.31%
$87.57
71.75%
100
90
80
70
60
50
40
30
20
10
0
RevPAR ($)
Occupancy (%)
May 19 Jun 19 Jul 19 Aug 19 Sep 19 Nov 19 Dec 19 Jan 20 Feb 20 Mar 20 Apr 20 May 20 Jun 20 Jul 20 Aug 20 Sep 20 Oct 20 Nov 20 Dec 20 Jan 21 Feb 21 Mar 21 Apr 21 May 21 Jun 21 Jul 21 Aug 21 Sep 21 Oct 21 Nov 21 Dec 21 Jan 22 Feb 22 Mar 22 Apr 22 May 22 Jun 22

RevPAR is *Revenue per Available Room* and is the benchmark for hotel revenue. Multiplying RevPAR by days in month and number of rooms yields the monthly revenue for a hotel. Data is the average for all hotels in MainStreet's portfolio.

Very nominal AOCI exposure

Accumulated Other Comprehensive Income (AOCI) represents 2.5% of Total Capital

Security Type	Market Value (million)	AOCI (million)
US Treasury	$75	
Agency	$4	
US Agency MBS	$20	
Private CMO	$5	
Municipal	$29	
Other	$10	
TOTAL	**$143**	-$6.56

AVENU™

Put Our Bank in Your App™



Auto Reconcile
Customer Identity CIP / KYC Automation
Payment Gateway
Integrated Compliance BSA / AML
Complaint Management
Tokenization
Cyber Security
FDIC Insurance
Dashboard & Reporting
Subledger
AVENU
FDIC
API's
10:24
FINTECH APP

U.S. payments will exceed $100 trillion this Year

By 2030, Banking as a Service (BaaS) will exceed $7 trillion*

* Size of U.S. credit card industry in 2021
According to the Federal Reserve

Source: Finastra Banking as a Service | Paving the Way for Embedded Finance

Future-proofing

Avenu

- Proprietary Fintech embedded finance solution will:
  - create a source of low-cost deposits for MainStreet Bank
  - create a source of fee income for MainStreet Bank

Financial Technology

Lending

- Lower-cost funding source provides new opportunities in a great market
- D.C. Market remains vibrant with robust credit demand

Banking

- Traditional banking opportunities remain strong in our market

Traditional Banking

AVENU™ 2022 financial performance

Balance Sheet & Income Statement 6/30/22 YTD

Balance Sheet	($000)
Computer software	$4,956
Total assets	**$4,956**
Non-interest bearing deposits	$69,953
Interest-bearing deposits	$2,501
Total deposits	**$72,454**
Income Statement	**($000)**
Service charge Income	$472
Other income	$16
Total income	**$488**
Employee compensation	$275
Other expenses	$294
Compliance expenses	$150
Total non-interest expense	**$719**
Net Income before Income Taxes	**($231)**

Avenu Clients	
Banking as a Service	1
Money service businesses	18
Payment processors	7

AVENU™

Innovating How Money Moves

Get in the queue

6 Fintechs are actively waiting for Avenu

4 Fintechs are "in conversation"

36 Fintechs are "in the Queue"

128 Fintechs subscribed to stay up-to-date



Purpose-built Software as a Service (SaaS)



Avenu's SaaS is purpose-built to ensure compliance with all applicable laws, rules and regulations.

Avenu will quickly become a best-in-class solution.

Why AVENU™ for Fintechs

- Quick integration and time to market
- Live sandbox (test environment) for proof of concept
- Subledger with integrated compliance
- Banking and compliance training

Implementation roadmap

Building the future of Banking as a Service (BaaS)

BetaTesting
Q3 2022

Prepare Version 1 for implementation

Finalize systems and tools for user integration and monitoring

Deployment
Q4 2022

Onboard new Fintech partners

Enhance scaling functionality

Add features and functionality

AVENU™

Expanding opportunities in the Fintech community

Summary of Financial Information

	Year-End Financials						Quarter-End Financials				
In $000 unless otherwise noted	2017	2018	2019	2020	2021	Q2'22LTM	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22
Interest Income	26,954	43,836	58,813	62,072	64,199	68,149	15,874	15,785	16,203	17,348	18,813
Interest Expense	5,472	12,666	19,377	16,095	10,663	9,762	2,883	2,582	2,337	2,151	2,692
Net Interest Income	21,482	31,169	39,436	45,977	53,536	58,387	12,991	13,203	13,866	15,197	16,121
Noninterest Income	2,278	3,239	4,857	7,493	6,110	5,535	1,555	1,486	1,623	1,162	1,260
Realized Gains on Securities	0	0	5	0	6	7	0	0	3	0	4
Total Revenue	23,760	34,408	44,298	53,470	59,645	63,922	14,546	14,689	15,489	16,359	17,385
Noninterest Expense	15,658	19,979	25,376	30,300	32,865	35,638	7,873	8,461	8,720	8,963	9,494
Pre-Tax Pre-Provision Income (Non-GAAP)	8,102	14,429	18,922	23,170	26,782	28,284	6,673	6,228	6,769	7,396	7,891
Provision for Loan Losses	1,885	3,126	1,618	3,610	-1,175	1,865	-2,080	290	295	800	480
Net Income before Taxes	6,217	11,303	17,304	19,560	27,956	26,419	8,753	5,938	6,474	6,596	7,411
Provision for Taxes	2,335	2,094	3,354	3,843	5,785	5,469	1,627	1,155	1,660	1,173	1,481
Net Income (GAAP)	3,882	9,209	13,950	15,717	22,171	20,950	7,126	4,783	4,814	5,423	5,930
Less: Realized Gains	0	0	-5	0	-6	-7	0	0	-3	0	-4
Plus: Tax Act Changes	739	0	0	0	0	0	0	0	0	0	0
Total Core Adjustments Pre-Tax	739	0	-5	0	0	0	0	0	0	0	0
Total Core Adjustments Post-Tax	739	0	-4	0	-4	-5	0	0	-2	0	-3
Core Net Income (Non-GAAP)	4,621	9,209	13,946	15,717	22,167	20,945	7,126	4,783	4,812	5,423	5,927
Average Assets	644,662	949,044	1,173,088	1,498,188	1,685,140	1,682,556	1,708,749	1,684,262	1,673,054	1,662,821	1,710,088
Average Equity	52,104	88,708	129,281	149,160	179,123	186,981	175,616	182,607	186,707	189,709	188,902
Average Tangible Common Equity	52,104	88,708	129,281	141,189	151,327	157,319	148,353	154,935	157,739	159,474	157,127

Summary of Financial Information Cont.

In $000 unless otherwise noted	Year-End Financials 2017	2018	2019	2020	2021	Q2'22LTM	Quarter-End Financials Q2'21	Q3'21	Q4'21	Q1'22	Q1'22
Performance Metrics (%)											
ROAA	0.6	0.97	1.19	1.05	1.32	1.25	1.67	1.13	1.14	1.32	1.39
ROAE	7.45	10.38	10.79	10.54	12.38	11.20	16.28	10.39	10.23	11.59	12.59
ROATCE	7.45	10.38	10.79	11.13	13.18	12.60	17.81	10.84	10.63	13.79	15.13
Core ROAA (Non-GAAP)	0.72	0.97	1.19	1.05	1.32	1.25	1.67	1.13	1.14	1.32	1.39
Core ROAE (Non-GAAP)	8.87	10.38	10.79	10.54	12.38	11.20	16.28	10.39	10.23	11.59	12.59
Core ROATCE (Non-GAAP)	8.87	10.38	10.79	11.13	13.18	12.60	17.81	10.84	10.63	13.79	15.13
Net Interest Margin (%)	3.49	3.41	3.50	3.21	3.33	3.65	3.18	3.28	3.47	3.91	3.93
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.52	3.43	3.52	3.23	3.35	3.67	3.20	3.30	3.49	3.93	3.95
Common Equity	68,801	121,251	137,034	140,402	161,525	160,241	152,366	156,766	161,525	161,533	161,141
Less: Total Intangible Assets	0	0	0	0	2,493	3,130	0	1,165	2,493	3,906	4,956
Tangible Common Equity (Non-GAAP)	68,801	121,251	137,034	140,402	159,032	157,111	152,366	155,601	159,032	157,627	156,185
Total Assets	807,951	1,100,613	1,277,358	1,643,165	1,647,402	1,793,379	1,708,263	1,657,199	1,647,402	1,761,748	1,793,379
Less: Total Intangible Assets	0	0	0	0	2,493	4,956	0	1,165	2,493	3,906	4,956
Intangible Assets (Non-GAAP)	807,951	1,100,613	1,277,358	1,643,165	1,644,909	1,788,423	1,708,263	1,657,199	1,644,909	1,757,842	1,788,423
Total Equity / Tangible Assets (%) (Non-GAAP)	8.52	11.02	10.73	10.20	11.46	10.97	10.52	11.11	11.46	10.74	10.53
Common Shares Outstanding (actual)	5,745,487	8,177,978	8,260,259	7,443,842	7,595,781	7,526,463	7,549,398	7,593,749	7,595,781	7,648,973	7,526,463
Tangible Book Value per Common Share ($) (Non-GAAP)	11.97	14.83	16.59	18.86	20.94	20.70	20.18	20.49	20.94	20.61	20.75

Performance against market



20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
Jul 21
Aug 21
Sep 21
Oct 21
Nov 21
Dec 21
Jan 22
Feb 22
Mar 22
Apr 22
May 22
Jun 22
1%
-12%
-19%
MainStreet Bancshares
KBW Nasdaq Bank Index
S&P 500

Previous closing price data from Yahoo Finance.
Percentage change from index date 6.30.21 through 6.30.22

MainStreet Bancshares, Inc. external analytics

"Higher NIM drives our revised EPS Estimates. Reiterate BUY and raising fair value to $31."

"We believe strongly that MNSB's Core Deposits are more valuable as interest rates rise. Further, the company has more Core Deposits."

- Christopher Marinac, Janney Montgomery Scott[1]

S&P Global Market Intelligence estimates "Buy" for MNSB, with a Fair Value of $30.00.[2]


MainStreet Bancshares, Inc. | ESTIMATE HIGHLIGHTS
NASDAQ:MNSB (MI KEY: 4763529; SPCIQ KEY: 23732745)
Sentiment Analysis
1-Buy
2
3
4
5-Sell
1.00
Buy

1. Janney Montgomery Scott reporting released on April 20, 2022.
2. S&P Global Capital IQ Estimates as-of April 21, 2022.

MainStreet Bancshares, Inc.

Financial Highlights - Second Quarter, 2022